UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BENCHMARK ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Benchmark P.O. BOX 8016, CARY, NC 27512-9903 Benchmark Electronics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 25, 2022 For Stockholders of record as of March 31, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/BHE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BHE Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 16, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/BHE TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Benchmark Electronics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, May 25, 2022 8:00 AM, Local Time 56 South Rockford Drive Tempe, AZ 85281 SEE REVERSE FOR FULL AGENDA

Benchmark Electronics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. To elect nine directors to serve on the Board of Directors until the 2023 annual meeting of shareholders and until their successors are duly elected and qualified; 1.01 David W. Scheible 1.02 Anne De Greef-Safft 1.03 Douglas G. Duncan 1.04 Robert K. Gifford 1.05 Ramesh Gopalakrishnan 1.06 Kenneth T. Lamneck 1.07 Jeffrey S. McCreary 1.08 Lynn A. Wentworth 1.09 Jeffrey W. Benck 2. To provide an advisory vote on the compensation of the Company's named executive officers. 3. Ratify the appointment of KPMG LLP as independent registered public accounting firm. 4. Approval to an amendment to the Benchmark Electronics, Inc. 2019 Omnibus Incentive Compensation Plan to increase the total number of authorized shares of the Company's common stock available for grant thereunder by 1,375,000 shares. 5. Such other business as may properly come before the meeting or any adjournment thereof.